Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of each of our reports for each of the funds listed below, which are series of Legg Mason Partners Variable Equity Trust, as of each of the respective fiscal year end dates described below, incorporated herein by reference.

Fund Name (former registrant name) and Fiscal Year End	Report Date
Legg Mason Partners Variable Investors Portfolio (formerly of Legg Mason Partners Variable Portfolios I, Inc.) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Small Cap Growth Portfolio (formerly of Legg Mason Partners Variable Portfolios I, Inc.) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Appreciation Portfolio (formerly of Legg Mason Partners Variable Portfolios II) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Equity Index Portfolio (formerly of Legg Mason Partners Variable Portfolios II) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Fundamental Value Portfolio (formerly of Legg Mason Partners Variable Portfolios II) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Multiple Discipline Portfolio – All Cap Growth and Value (formerly of Legg Mason Partners Variable Portfolios IV) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Multiple Discipline Portfolio – Global All Cap Growth and Value (formerly of Legg Mason Partners Variable Portfolios IV) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Multiple Discipline Portfolio – Large Cap Growth and Value (formerly of Legg Mason Partners Variable Portfolios IV) December 31, 2006	February 21, 2007

Legg Mason Partners Variable Capital and Income Portfolio

(formerly Legg Mason Partners Variable Multiple Discipline Portfolio – Balanced All Cap Growth and Value of Legg Mason Partners Variable Portfolios IV)
December 31, 2006

February 21, 2007

Legg Mason Partners Variable Lifestyle Allocation 50% (formerly of Legg Mason Partners Variable Lifestyle Series, Inc.) January 31, 2007	March 26, 2007

The Board of Trustees

Legg Mason Partners Variable Equity Trust

Fund Name (former registrant name) and Fiscal Year End	Report Date
Legg Mason Partners Variable Lifestyle Allocation 70% (formerly of Legg Mason Partners Variable Lifestyle Series, Inc.) January 31, 2007	March 26, 2007

Legg Mason Partners Variable Lifestyle Allocation 85% (formerly of Legg Mason Partners Variable Lifestyle Series, Inc.) January 31, 2007	March 26, 2007

We also consent to the references to our firm under the heading “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information on Form N-1A.

New York, New York

April 26, 2007